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                                                                      EXHIBIT 23
                             CONSENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports, included or incorporated by reference in this Form 10-K, into the Partnership's previously filed Registration Statement No. 33-20648 on Form S-8, the Post-Effective Amendment No. 1 to Registration Statement No. 33-20648 and Registration Statement No. 33-36720 on Form S-8.


                                        Arthur Andersen LLP



Memphis, Tennessee,
March 21, 1996.